UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2001

FTD.COM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26779	36-4294509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive, Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 724-6200

N/A

(Former Name or Former Address, if  Changed Since Last Report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 26, 2001, FTD.COM INC. (the “Company”) filed a Current Report (the "Report") on Form 8-K to report the Company’s acquisition of certain assets of National Flora, Inc. (“National Flora”) pursuant to an Asset Purchase Agreement dated as of November 7, 2001, by and among Gerald Stevens, Inc. (“GSI” or “Parent”), National Flora and the Company (the “Asset Purchase Agreement”).  Pursuant to Item 7 of Form 8-K, the Company indicated that it would file the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information as required by Item 7(b) by amendment.  This amendment is being filed to provide the required financial information.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

                In its Report, the Company did not file the financial statements required by subsection (a) (1) of Item 7 and did not file the pro forma financial statements required by subsection (b) (1) of Item 7.  The Company indicated in the Report that it would file an amended Report within 60 days, pursuant to subsections (a) (4) and (b) (2) of Item 7.

(a)          FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The following audited financial statements of National Flora are filed herewith as Exhibit 99.1 to this Current Report on
Form 8-K/A:

(i)                                     Independent Auditors’ Report;

(ii)                                  Balance Sheet as of August 31, 2001;

(iii)                               Statement of Operations and Changes in Net Investment by Parent for the year ended August 31, 2001;

(iv)                              Statement of Cash Flows for the year ended August 31, 2001; and

(v)                                 Notes to Financial Statements.

(b)         PRO FORMA FINANCIAL INFORMATION

The following pro forma financial information of National Flora is filed herewith as Exhibit 99.2 to this Current Report on
Form 8-K/A:

(i)                                     Unaudited Pro Forma Combined Balance Sheet as of September 30, 2001, together with notes thereto; and

(ii)                                  Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the three-month period ended September 30, 2001, together with notes thereto.

(c)          EXHIBITS.  The following exhibits are filed as part of this report:

23.1                           Consent of KPMG LLP.

99.1                           Audited Financial Statements of National Flora as of August 31, 2001, with Independent Auditors’ Report thereon.

99.2                           Unaudited Pro Forma Combined Financial Information as of September 30, 2001, for the year ended June 30, 2001 and for the three-month period ended September 30, 2001.

SIGNATURES

                                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD.COM INC.

		By:	/s/ Carrie A. Wolfe
Carrie A. Wolfe
Chief Financial Officer
Date:	January 18, 2002

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Financial Statements of National Flora as of August 31, 2001, with Independent Auditors’ Report thereon.

99.2	Unaudited Pro Forma Combined Financial Information as of September 30, 2001, for the year ended June 30, 2001 and for the three-month period ended September 30, 2001.